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                               Janus Aspen Series
                                 Service Shares
                             Global Value Portfolio

                       Supplement Dated October 17, 2002
                        to Prospectus Dated May 1, 2002

Effective on December 31, 2002, the following supplements the "Investment Objectives and Principal Investment Strategies" section of the Prospectus with respect to Global Value Portfolio:

1. Global Value Portfolio will change its name to "International Value
   Portfolio."

2. Under normal circumstances, International Value Portfolio will invest at least 80% of its net assets in securities of issuers from at least five different countries excluding the United States. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the United States, it may invest in U.S. issuers and it may at times invest all of its assets in fewer than five countries or even a single country.

Potential investors in the Portfolio should consider this information in making a long-term investment decision.